                                                                                                                        Exhibit 23.2

                          CONSENT OF PRICEWATERHOUSECOOPERS LLP

We hereby consent to the incorporation by reference in this Registration Statement (the
"Registration Statement") on Form S-3 of our report dated February 8, 2002, relating to the financial statements and financial statement schedules, which appears in Conectiv's Annual
Report on Form 10-K for the year ended December 31, 2001.

We also consent to the reference to us under the heading "Experts" in the Registration Statement.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 6, 2002